SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 20, 2003





                           SISTERSVILLE BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                           0-22535              31-1516424
----------------------------         -----------------    ------------------
(State or other jurisdiction           (SEC File No.)        (IRS Employer
     of incorporation)                                      Identification
                                                                 Number)


726 Wells Street, Sistersville, WVA                       26175
----------------------------------------                 --------
(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code: (304)652-3671
                                                    -------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           SISTERSVILLE BANCORP, INC.


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         On February 20, 2003, the Board of Directors of the Registrant amended the Bylaws of the Registrant to add a residency requirement for directors. The full text of the amendment is attached hereto as Exhibit 3(ii) and incorporated herein in its entirety by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------



Exhibit 3(ii) -- New Section 15 of Article III of the amended Bylaws of the Registrant.




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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               SISTERSVILLE BANCORP, INC.




Date: February 21, 2003                     By:/s/Stanley M. Kiser
      -----------------                        ----------------------
                                               Stanley M. Kiser
                                               President and Chief
                                               Executive Officer



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